UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
February 16, 2023
Date of Report (Date of earliest event reported)

MODEL N, INC.
(Exact name of Registrant as Specified in Its Charter)

Delaware	001-35840	77-0528806
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

777 Mariners Island Boulevard, Suite 300
San Mateo, California 94404
 (Address of Principal Executive Offices) (Zip Code)
Registrant’s Telephone Number, Including Area Code: (650) 610-4600
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, par value $0.00015 per share	MODN	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.

Model N, Inc. held its Annual Meeting of Stockholders on February 16, 2023 via live webcast. At the meeting, our stockholders voted on four proposals, each of which is described in more detail in our definitive proxy statement filed with the U.S. Securities and Exchange Commission on January 6, 2023. The following is a brief description of each matter voted upon and the certified results, including (as applicable) the number of votes cast for, against or withheld on each matter and the number of abstentions and non-votes with respect to each matter.

Our stockholders voted on the following proposals at the annual meeting:

1.To elect three Class I directors to serve until the 2026 Annual Meeting of Stockholders and until their successors are elected and qualified, subject to earlier resignation or removal;
2.To approve the amendment and restatement of the 2021 Equity Incentive Plan;
3.To ratify the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm for the fiscal year ending September 30, 2023; and
4.To hold a non-binding advisory vote on the compensation of our named executive officers as disclosed in this proxy statement.

The voting results were as follows:

Proposal 1	Director Name	Votes For	Votes Withheld	Broker Non-Votes
	Tim Adams	29,937,030	2,246,714	2,189,582
	Manisha Shetty Gulati	30,217,316	1,966,428	2,189,582
	Scott Reese	31,055,154	1,128,590	2,189,582
Proposal 2	Votes For	Votes Against	Abstentions	Broker Non-Votes
	25,706,848	6,464,847	12,049	2,189,582
Proposal 3	Votes For	Votes Against	Abstentions	Broker Non-Votes
	34,271,999	87,589	13,738	0
Proposal 4	Votes For	Votes Against	Abstentions	Broker Non-Votes
	31,635,179	538,256	10,309	2,189,582

SIGNATURES
Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

MODEL N, INC.
(Registrant)

By:	/s/ John Ederer
John Ederer
Chief Financial Officer
Date: February 21, 2023